Deutsche Asset Management

[graphic omitted
Mutual Fund
 Semi-Annual Report


                                                              February 28, 2001





                                                        Class A, B and C Shares


Japanese Equity Fund
Formerly Flag Investors Japanese Equity Fund

                                             [Deutsche Bank Group logo omitted]

Japanese Equity Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              REPORT HIGHLIGHTS ...........................................  3
              LETTER TO SHAREHOLDERS ......................................  4
              PERFORMANCE .................................................  6

              JAPANESE EQUITY FUND
                 Statement of Assets and Liabilities ......................  8
                 Statement of Operations ..................................  9
                 Statements of Changes in Net Assets ...................... 10
                 Financial Highlights ..................................... 11
                 Notes to Financial Statements ............................ 14

              JAPANESE EQUITY PORTFOLIO
                 Schedule of Portfolio Investments ........................ 17
                 Statement of Assets and Liabilities ...................... 18
                 Statement of Operations .................................. 19
                 Statements of Changes in Net Assets ...................... 20
                 Financial Highlights ..................................... 21
                 Notes to Financial Statements ............................ 22




           ----------------------------------------------------------------
                    The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche
                    Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
           ----------------------------------------------------------------


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                                        2

--------------------------------------------------------------------------------
Japanese Equity Fund
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS


o The Fund's Class A Shares produced a total return of -27.87% (excluding sales charges) for the six months ended February 28, 2001, underperforming the MSCI Japan Index return of -23.89% and outperforming the Lipper Japanese Funds Average return of -30.93% for the same time period.

o The Fund's performance was primarily due to its overweighting in the Information Technology sector. We gradually reduced the Fund's weighting in technology stocks, increased its weighting in select defensive sectors, and increased its cash position, but such strategies were not enough to completely offset the impact of a worldwide sell-off in technology. Our management team's currency hedging strategies contributed positively to Fund performance throughout the semi-annual period.

o As in much of the rest of the world, troubles in the Technology sector dominated the Japanese equity market throughout the semi-annual period. Japan's Banking sector continued to suffer from its long-standing problems with non-performing loans. Monetary policy, currency problems and government inaction impacted the Japanese equity market as well. Overall, the best performing sectors of Japan's equity market for the semi-annual period were mining, air transport, utilities, textiles and insurance.

o Looking ahead for the near term, we anticipate that Japan's sluggish economy and high debt will continue to weigh on its equity market-especially the banking sector and those companies that depend on domestic consumer demand. Longer term, we believe the outlook for Japan is positive, as from current conditions, upside potential seems greater than downside risk. Equity market valuations are relatively attractive and the weaker yen should help earnings of export-oriented blue-chip companies.




--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



We are pleased to present you with this semi-annual report for the Japanese Equity Fund (the `Fund'), providing a detailed review of the markets, the portfolio in which the Fund invests (the `Portfolio'), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

FUND PERFORMANCE
For the first half of the fiscal year, the Fund underperformed its benchmark, the MSCI Japan Index. The Fund's Class A Shares produced a return of -27.87% for the six months ended February 28, 2001, as compared to -23.89% for the MSCI Japan Index. The Fund's Class B and Class C Shares each produced semi-annual returns of -28.13% (excluding sales charges). All share Classes outperformed the Lipper Japanese Funds Average semi-annual return of -30.93%.

The Fund's performance was primarily due to its overweighting in the Information Technology sector, which continued to face the `New Japan' versus `Old Japan' challenges we saw toward the end of the last fiscal year. We gradually reduced the Fund's weighting in technology stocks, increased its weighting in select defensive sectors such as Mining, Air Transport, and Utilities, and increased its cash position. However, such strategies were not enough to completely offset the impact of a worldwide sell-off in technology.

In November, increasingly negative sentiment toward Japanese politics and the Japanese economy led to a reversal of the downward trend of the US dollar versus the yen. Due to signs of macroeconomic data peaking out and of growing concern about the government debt situation, the Japanese yen depreciated further against the US dollar in December. Our management team's currency hedging strategies contributed positively to Fund performance throughout the semi-annual period. The Fund's high exposure to currency-sensitive stocks like Sony, Canon and Honda also boosted the Fund's relative performance. Nissan was another strong performer for the Fund, based on its restructuring designed to increase its global competitiveness and increase its financial position. On the other hand, NTT DoCoMo Inc., Toyota Motor Corp. and Furukawa Electric were weak performers.

Throughout, we continued to seek those internationally known Japanese companies with a clearly defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. We also sought those companies we believed to be best positioned to benefit from the trends of deregulation and trade liberalization and those that are focused on enhancing shareholder value through restructuring and other corporate strategies.

INVESTMENT ENVIRONMENT
Several economic, political, currency and sector specific factors led to a 23.89% decline in the Japanese equity market over the semi-annual period.

AS IN MUCH OF THE REST OF THE WORLD, TROUBLES IN THE TECHNOLOGY SECTOR DOMINATED THE JAPANESE EQUITY MARKET THROUGHOUT THE SEMI-ANNUAL PERIOD. In spite of their own positive earnings announcements, Japanese technology-related companies were influenced negatively by the mixed results announced early in the period by their US counterparts. Cellular phone, telecommunications, semiconductor and personal computer-related companies were particularly hard hit. As the US and European economies slowed and fears of reduced exports and low domestic consumption grew, the Japanese equity market also was hurt by ongoing uncertainties about near-term technology growth rates and their impact on some of Japan's leading technology stocks, such as Fujitsu and Rohm. Sony, another leading Japanese company, announced weaker than expected earnings during the period, due to slower than anticipated gaming software sales for its new Playstation 2, even though demand certainly seemed high from the US consumer's point of view.

JAPAN'S BANKING SECTOR CONTINUED TO SUFFER FROM ITS LONG-STANDING PROBLEMS WITH NON-PERFORMING LOANS. The amount of bad debt was larger than expected and first-half 2000 results from the banking firms, released in November, were worse than initially forecast. First-half earnings reports outside of financials were in line or better than anticipated, but with the Japanese economy and business environment already deteriorating, the struggling equity market as a whole had factored in the probability that earnings expectations would have to be lowered for the second half of 2000.

MONETARY POLICY, CURRENCY PROBLEMS AND GOVERNMENT INACTION IMPACTED THE JAPANESE EQUITY MARKET AS WELL. The Bank of Japan's move to raise interest rates and abolish its long-standing zero interest rate policy in August 2000 appeared to have been done too soon, as economic data indicated another possible




--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



recession for the nation. From November 2000 on, the Japanese yen weakened significantly against the US dollar and the euro. In February, the central bank lowered interest rates twice, but since the moves were anticipated, there was no direct effect on the currency. Japanese GDP growth assumptions have been dramatically lowered. There have been no governmental reform efforts to solve the problem of non-performing loans or to remedy the government debt situation since Prime Minister Yoshiro Mori took office and appointed his cabinet on April 5, 2000. One technical factor adding pressure to the equity markets over the semi-annual period was the companies' accelerated unwinding of cross shareholdings in anticipation of accounting rule changes that take effect on April 1, 2001. Cross shareholding has been a traditional practice under which shares of a company are held mutually through a subsidiary, affiliated company and/or business partner.

OVERALL, THE BEST PERFORMING SECTORS OF JAPAN'S EQUITY MARKET FOR THE SEMI-ANNUAL PERIOD WERE MINING, AIR TRANSPORT, UTILITIES, TEXTILES, AND INSURANCE. Such performance by these sectors demonstrates the ongoing switch from technology, media and telecommunications (TMT) stocks that were in favor one year prior into defensive sectors. Such a reversal in sentiment was primarily the result of uncertainty in earnings development in the Technology sector. The poorest performing sectors overall were Electric Machinery, Information Technology, Internet-Related Service Companies, Communications, Precision Instruments, and Non-Ferrous Metals, including companies involved in fiber optics and telecommunications infrastructure.

LOOKING AHEAD
Going forward, we anticipate that Japan's sluggish economy and high debt will continue to weigh on its equity market--especially the Banking sector and those companies that depend on domestic consumer demand. A lack of political resolve has led to a `lost decade' for economic growth, which is clearly being felt by consumers refusing to spend. The pace of fiscal and Financial sector reform has stalled and announcements of corporate restructuring efforts have all but ended.

Longer term, we believe the outlook for Japan is positive, as from current conditions, upside potential seems greater than downside risk. Equity market valuations are relatively attractive and the weaker yen should help earnings of export-oriented blue-chip companies, such as Sony and Toyota. We remain hopeful that the government will finally institute measures to deal with the major structural problems of cross shareholdings, problem loans and pension underfunding. Once the structural problems are solved and corporate restructuring efforts re-accelerate as companies seek to counter deflation, margin pressure and growing competition, then the equity market should again be able to start discounting earnings improvements.

Still, not all companies will benefit equally from the new era of competition in Japan, and thus we believe that Japan remains a stock-picker's market. As a result, we remain disciplined in our process. The Fund's management team continues to seek individual companies perceived to be internationally competitive, to focus on companies with strong earnings growth, and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

In the near term, we intend to concentrate on globally competitive companies in the areas of consumer electronics, precision instruments and gaming software. We also will seek to add domestic restructuring opportunities, such as that recently seen in Nissan and Mitsubishi. We believe these companies have tremendous profitability recovery potential. Finally, we intend to maintain the Fund's active currency management program, which strives to allow investors to capitalize on the long-term growth potential of Japanese equities while reducing the impact of fluctuation in the yen's value. 1

We believe the Fund's high quality investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation. We appreciate your support of the Fund, and we look forward to serving your investment needs for many years ahead.

Sincerely,





/S/ Lilian Haag

/S/ Klaus Kaldemorgen

Lilian Haag
Klaus Kaldemorgen
on behalf of the Portfolio Management Team
February 28, 2001

--------------------------------------------------------------------------------
1 Hedging strategies are subject to special risk and success of such strategies can not be guaranteed.




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                                        5

--------------------------------------------------------------------------------
Japanese Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC]

Japanese Equity Fund--Class A Shares,
MSCI Japan Index and Lipper Japanese Funds Average
Growth of a $10,000 Investment (since October 20, 1997) 4

           Flag Japanese Equity - A    MSCI Japan Index    Lipper Japanese Funds
                                                                   Average
10/20/97           $ 10,000                   $ 10,000            $  10,000
10/31/97              9,072                     10,000               10,000
11/30/97              8,872                      9,386                9,481
12/31/97              8,512                      8,849                9,022
1/31/98               8,840                      9,638                9,683
2/28/98               8,680                      9,689                9,576
3/31/98               8,248                      9,030                9,165
4/30/98               8,240                      8,993                9,258
5/31/98               8,200                      8,498                9,044
6/30/98               8,200                      8,617                9,083
7/31/98               8,184                      8,503                9,303
8/31/98               7,880                      7,534                8,519
9/30/98               7,624                      7,328                8,207
10/31/98              7,928                      8,557                8,656
11/30/98              8,512                      8,948                9,374
12/31/98              8,912                      9,295                9,671
1/31/99               9,064                      9,362                9,856
2/28/99               9,240                      9,157                9,865
3/31/99              11,072                     10,428               11,328
4/30/99              11,688                     10,862               12,041
5/31/99              11,240                     10,250               11,661
6/30/99              13,408                     11,220               13,716
7/31/99              15,064                     12,340               15,197
8/31/99              16,096                     12,254               16,005
9/30/99              17,912                     12,998               17,071
10/31/99             18,944                     13,555               17,716
11/30/99             21,952                     14,137               20,056
12/31/99             23,999                     15,015               22,152
1/31/00              22,564                     14,365               20,442
2/29/00              23,958                     13,992               21,129
3/31/00              24,162                     15,147               20,590
4/30/00              21,708                     14,008               18,435
5/31/00              19,560                     13,295               16,614
6/30/00              20,659                     14,208               17,638
7/31/00              18,256                     12,571               15,231
8/31/00              20,211                     13,385               16,756
9/30/00              19,234                     12,720               15,656
10/31/00             17,646                     11,982               13,963
11/30/00             17,101                     11,486               13,219
12/31/00             15,720                     10,787               11,907
1/31/01              16,118                     10,664               12,133
2/28/01              14,578                     10,189               11,099

-----------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE                 AVERAGE ANNUAL
                                                               TOTAL RETURNS                  TOTAL RETURNS
   Periods Ended                    6 Months    1 Year    3 Years      Since   1 Year    3 Years      Since
   February 28, 2001                                             Inception 4                    Inception 4
-----------------------------------------------------------------------------------------------------------
 Japanese Equity Fund
  Class A Shares                      (27.87)%   (39.15)%   67.95%    45.78%    (39.15)%  18.87%    11.87%
  Class B Shares                      (28.13)%   (40.52)%      --%    73.36%    (40.52)%     --%    24.03%
  Class C Shares                      (28.13)%       --%       --%   (25.89)%       --%      --%       --%
-----------------------------------------------------------------------------------------------------------
 MSCI Japan Index 2                   (23.89)%   (27.19)%    5.16%     1.89%5   (27.19)%   1.69%     0.56%5
-----------------------------------------------------------------------------------------------------------
 Lipper Japanese Funds Average 3      (30.93)%   (39.00)%   16.76%    10.99%5   (39.00)%   4.81%     2.69%5
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI Japan Index is an unmanaged broad-based market index of equity securities listed on the Tokyo Stock Exchange. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Inception dates:Class AShares October 20, 1997, Class B Shares August 10, 1998, Class C Shares May 31, 2000.
5 Since Inception benchmark returns are for comparative purposes relative to Class A shares and are for the period beginning October 31, 1997.
 -------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE



The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.



--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year     3 Years      Since
   February 28, 2001                                                Inception 1
--------------------------------------------------------------------------------
 Class A Shares                                  (42.50)%     16.64%     10.01%
--------------------------------------------------------------------------------
 Class B Shares                                  (43.50)%        --%     23.19%
--------------------------------------------------------------------------------
Class C Shares                                       --%          --%    26.63%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
1 Inception dates:Class A Shares October 20, 1997, Class B Shares August 10,
  1998, Class C Shares May 31, 2000.


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                                        7

Japanese Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                                     FEBRUARY 28, 2001
------------------------------------------------------------------------------------------------------
ASSETS
   Investment in Japanese Equity Portfolio, at value ...................................... $4,608,126
   Receivable from Manager for expense reimbursement, net .................................     21,107
   Foreign tax reclaim receivable .........................................................         27
   Receivable from Japanese Equity Portfolio for withdrawals ..............................    141,844
   Deferred organization costs ............................................................      4,240
                                                                                            ----------
Total assets ..............................................................................  4,775,344
                                                                                            ----------
LIABILITIES
   Payable for capital shares redeemed ....................................................    166,251
   Transfer agent fees payable ............................................................      8,851
   Distribution and service fees payable ..................................................      3,479
   Accounting fees payable ................................................................      2,019
   Administration fees payable ............................................................      5,943
   Other accrued expenses .................................................................     10,266
                                                                                            ----------
Total liabilities .........................................................................    196,809
                                                                                            ----------
NET ASSETS ................................................................................ $4,578,535
                                                                                            ----------
COMPOSITION OF NET ASSETS
   Paid-in capital ........................................................................ $2,430,430
   Accumulated expenses in excess of income ...............................................    (44,643)
   Accumulated net realized gain on investment and foreign currency transactions ..........    145,966
   Net unrealized appreciation on investments and foreign currencies ......................  2,046,782
                                                                                            ----------
NET ASSETS ................................................................................ $4,578,535
                                                                                            ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares 1 ....................................................................... $    10.97
                                                                                            ==========
   Class B Shares 2 ....................................................................... $    14.53
                                                                                            ==========
   Class C Shares 3 ....................................................................... $    14.53
                                                                                            ==========

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $827,428 and 75,407 shares outstanding at February 28, 2001). Maximum offering price per share was $11.61 ($10.97 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front end sales charge.
2 Net asset value and offering price per share (based on net assets of $3,479,478 and 239,539 shares outstanding at February 28, 2001). Redemption value is $13.80 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $271,629 and 18,701 shares outstanding at February 28, 2001). Redemption value is $14.38 following a 1.00% maximum contingent deferred sales charge.


See Notes to Financial Statements.
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                                        8

Japanese Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                               FOR THE SIX MONTHS ENDED
                                                                                      FEBRUARY 28, 2001
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INVESTMENT INCOME AND EXPENSES ALLOCATED FROM JAPANESE EQUITY PORTFOLIO
   Dividend income .....................................................................   $    13,761
   Less: foreign withholding taxes .....................................................        (2,064)
                                                                                           -----------
     Net dividend income ...............................................................        11,697
   Interest income .....................................................................        12,966
   Expenses ............................................................................      (101,448)
                                                                                           -----------
     Expenses in excess of income allocated from Japanese Equity Portfolio .............       (76,785)
                                                                                           -----------
EXPENSES
   Administration fees .................................................................        37,170
   Transfer agent fees .................................................................        32,654
   Registration fees ...................................................................        25,379
   Printing and shareholder reports ....................................................        16,266
   Accounting fees .....................................................................        10,521
   Professional fees ...................................................................         6,745
   Amortization of organization costs ..................................................         1,110
   Directors fees ......................................................................           687
   Distribution fees
     Class A Shares ....................................................................         2,336
     Class B Shares ....................................................................        16,738
     Class C Shares ....................................................................           610
   Services fees
     Class B Shares ....................................................................         5,579
     Class C Shares ....................................................................           203
   Other expenses ......................................................................           503
                                                                                           -----------
     Total expenses ....................................................................       156,501
   Less: fee waivers or expense reimbursements .........................................      (188,643)
                                                                                           -----------
   Net expenses ........................................................................       (32,142)
                                                                                           -----------
EXPENSES IN EXCESS OF INCOME ...........................................................       (44,643)
                                                                                           -----------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS Net realized gain on:
     Investment transactions ...........................................................       113,117
     Foreign currency transactions .....................................................       210,120
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies ................................................................    (2,336,105)
                                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .................    (2,012,868)
                                                                                           -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS .............................................   $(2,057,511)
                                                                                           ===========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX                 FOR THE
                                                                            MONTHS ENDED               YEAR ENDED
                                                                     FEBRUARY 28, 2001 1          AUGUST 31, 2000
---------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
   Expenses in excess of income ........................................... $   (44,643)             $   (191,556)
   Net realized gain on investment and
     foreign currency transactions ........................................     323,237                 3,650,189
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ...................................  (2,336,105)                  619,584
                                                                            -----------              ------------
   Net increase (decrease) in net assets from operations ..................  (2,057,511)                4,078,217
                                                                            -----------              ------------
DISTRIBUTIONS TO SHAREHOLDERS Distributions from net realized gains:
     Class A Shares .......................................................    (439,383)               (1,301,081)
     Class B Shares .......................................................    (871,861)               (1,663,439)
     Class C Shares 2 ......................................................    (18,370)                       --
                                                                            -----------              ------------
   Total distributions ....................................................  (1,329,614)               (2,964,520)
                                                                            -----------              ------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ......................................   4,686,822                28,826,697
   Net dividend reinvestments .............................................     420,511                 2,454,865
   Net cost of shares redeemed ............................................  (6,134,650)              (39,016,835)
                                                                            -----------              ------------
   Net decrease in net assets from capital share transactions .............  (1,027,317)               (7,735,273)
                                                                            -----------              ------------
TOTAL DECREASE IN NET ASSETS ..............................................  (4,414,442)               (6,621,576)
NET ASSETS
      Beginning of period .................................................   8,992,977                15,614,553
                                                                            -----------              ------------
      End of period (includes accumulated expenses in excess
         of income of $(44,643) and $0, respectively) ..................... $ 4,578,535              $  8,992,977
                                                                            ===========              ============

--------------------------------------------------------------------------------
1 Unaudited.
2 Began operations on May 31, 2000.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Japanese EquityFund.


 CLASS A SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                    OCTOBER 20, 1997 2
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ..............  $19.85          $20.12            $ 9.85               $12.50
                                                      ------          ------            ------               ------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .............................   (0.06)3         (0.28)            0.004                (0.07)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ............   (4.68)           5.82             10.27                (2.58)
                                                      ------          ------            ------               ------
 Total from investment operations. .................   (4.74)           5.54             10.27                (2.65)
                                                      ------          ------            ------               ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ..............................   (4.14)          (5.81)               --                   --
                                                      ------          ------            ------               ------
 Total distributions ...............................   (4.14)          (5.81)               --                   --
                                                      ------          ------            ------               ------
 NET ASSET VALUE, END OF PERIOD ....................  $10.97          $19.85            $20.12               $ 9.85
                                                      ======          ======            ======               ======
 TOTAL INVESTMENT RETURN 5 .......................... (27.87)%         25.57%           104.26%              (21.20)%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........  $  827          $3,262           $11,010               $   14
   Ratios to average net assets:
     Expenses in excess of income ..................   (0.83)%6        (1.23)%           (1.29)%              (1.00)%6
     Expenses after waivers, including
        expenses of the Japanese Equity
        Portfolio ..................................    1.60%6          1.60%             1.60%                1.60%6
     Expenses before waivers, including
        expenses of the Japanese Equity
        Portfolio ..................................    7.36%6          4.32%             5.88%              454.24%6

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Amount rounds to less than $0.01.
5 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total returns excludes the effect of sales charge.
6 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Japanese EquityFund.



 CLASS B SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                     AUGUST 10, 1998 2
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD .............. $ 24.85          $24.58           $ 12.11              $ 12.50
                                                     -------          ------           -------              -------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................   (0.15)3         (0.63)            (0.12)               (0.01)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ............   (6.03)           6.71             12.59                (0.38)
                                                     -------          ------           -------              -------
   Total from investment operations ................   (6.18)           6.08             12.47                (0.39)
                                                     -------          ------           -------              -------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ..............................   (4.14)          (5.81)               --                   --
                                                     -------          ------           -------              -------
Total distributions ................................   (4.14)          (5.81)               --                   --
                                                     -------          ------           -------              -------
 NET ASSET VALUE, END OF PERIOD .................... $ 14.53          $24.85            $24.58              $ 12.11
                                                     =======          ======            ======              =======
 TOTAL INVESTMENT RETURN 4 .........................  (28.13)%         22.66%           102.97%               (3.12)%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........ $ 3,479          $5,621           $ 4,604              $   283
   Ratios to average net assets:
     Expenses in excess of income ..................   (1.59)%5        (1.90)%           (1.74)%              (1.25)%5
     Expenses after waivers, including
        expenses of the Japanese Equity
        Portfolio ..................................    2.35%5          2.35%             2.35%                2.35%5
     Expenses before waivers, including
        expenses of the Japanese Equity
        Portfolio ..................................    8.17%5          5.35%            14.99%              454.99%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total returns excludes the effect of sales charge.
5 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Japanese EquityFund.



 CLASS C SHARES                                                                                   FOR THE PERIOD
                                                                     FOR THE SIX                  MAY 31, 2000 2
                                                                    MONTHS ENDED                         THROUGH
                                                             FEBRUARY 28, 2001 1                 AUGUST 31, 2000
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ..................................  $ 24.85                       $24.10
                                                                          -------                       ------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ........................................    (0.16)3                      (0.04)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ............................................    (6.02)                        0.79
                                                                          -------                       ------
   Total from investment operations ....................................    (6.18)                        0.75
                                                                          -------                       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ..................................................    (4.14)                          --
                                                                          -------                       ------
   Total distributions .................................................    (4.14)                          --
                                                                          -------                       ------
 NET ASSET VALUE, END OF PERIOD ........................................   $14.53                       $24.85
                                                                          =======                       ======
TOTAL INVESTMENT RETURN 4 ..............................................   (28.13)%                       3.11%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................  $   272                       $  110
   Ratios to average net assets:
     Expenses in excess of income ......................................    (1.80)%5                     (2.07)%5
     Expenses after waivers, including expenses of the
        Japanese Equity Portfolio ......................................     2.35%5                       2.35%5
     Expenses before waivers, including expenses of the
        Japanese Equity Portfolio ......................................     8.43%5                       8.74%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 2000. Total returns excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Funds, Inc. (the `Company') (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of six separate investment series (the `Funds'). The accompanying financial statements and notes relate to the Japanese Equity Fund (the `Fund').

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Japanese Equity Portfolio (formerly the Deutsche Japanese Equity Portfolio, the `Portfolio') which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was approximately 48% on February 28, 2001. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. Each class of shares is subject to a Distribution fee and Class B and Class C shares are also subject to a Service fee.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Fund were paid by Deutsche Funds Management, Inc. (`DFM') and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.




--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


G. OTHER
The Company accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to the fund, while expenses that are attributable to the Company are allocated among the funds in the Company. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on its relative net asset value.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually.

Investors Bank and Trust (Canada) (`IBT') provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly.

ICC Distributors, Inc. (`ICCD'), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee.

By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM (the Advisor to the Portfolio), DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60% of the average daily net assets of the Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares, through January 1, 2002.

Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 3--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

On February 28, 2001, the shareholders that held 5% or more of the outstanding shares were as follows:

                                                     Approximate
                                       Number of   Percentage of
                                     Shareholder     Outstanding
                                        Accounts          Shares
                                   ------------- ---------------
Merrill Lynch Pierce Fenner & Smith            2          68.44%




--------------------------------------------------------------------------------

Japanese Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital shares. Transactions in capital shares were as follows for the following periods:

                                            Class A Shares
       ---------------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
       --------------------------    ---------------------
             Shares      Amount      Shares      Amount
             ------   -----------  --------- ------------
Sold         283,040  $ 3,793,767  1,020,676  $ 22,851,892
Reinvested    21,063      286,883     46,077       980,977
Redeemed    (392,984)  (5,536,125)(1,449,804)  (32,729,261)
            --------  ----------- ----------  ------------
Net decrease (88,881) $(1,455,475)  (383,051  $ (8,896,392)
            ========  =========== ==========  ============

                                            Class B Shares
       ---------------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
       --------------------------    ---------------------
             Shares      Amount      Shares      Amount
             ------   -----------  --------- ------------
Sold          38,024    $ 684,061   209,037  $ 5,874,805
Reinvested     6,382      115,258    54,127    1,473,888
Redeemed     (31,094)    (598,525) (224,289)  (6,287,574)
             -------    ---------  --------  -----------
Net increase  13,312    $ 200,794    38,875  $ 1,061,119
             =======    =========  ========  ===========

                                          Class C Shares 2
       ---------------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
       --------------------------    ---------------------
              Shares      Amount     Shares      Amount
             -------   -----------  --------- ------------
Sold          13,247     $208,994     4,437    $100,000
Reinvested     1,017       18,370        --          --
Redeemed          --           --        --          --
              ------    ---------     -----    --------
Net increase  14,264     $227,364     4,437    $100,000
              ======     ========     =====    ========


--------------------------------------------------------------------------------
1 Unaudited.
2 Began operations on May 31, 2000.


NOTE 5--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

NOTE 6--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, the Company filed documents with the State of Maryland to change the Company's name to Deutsche Investors Funds, Inc. and to remove the name `Flag Investors' from the name of the Fund. Each of these changes became effective March 15, 2001. Additionally, in April 2001 documents are expected to be filed on behalf of the Portfolios Trust to remove the name `Flag Investors' from its name




--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)


     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------

              COMMON STOCK--87.97%
              MATERIALS--1.10%
      3,000   Shin-Etsu Chemical Co., Ltd.  $  106,229
                                            ----------
              INDUSTRIALS--14.39%
     20,000   Asahi Glass Co., Ltd. .......    138,055
      2,000   Fanuc Ltd. ..................    111,263
      9,000   Furukawa Electric (The) Co.,
               Ltd. .......................    119,027
     20,000   Mitsubishi Corp. ............    139,761
     25,000   Mitsubishi Electric Corp. ...    145,904
     50,000   Mitsui O.S.K. Lines1 ........    104,522
     10,000   Nippon Sheet Glass Co., Ltd.     104,010
     60,000   Nippon Steel1 ...............    109,556
      4,000   People Co., Ltd. ............    211,604
      1,000   SMC Corp. ...................    110,751
      8,000   Sumitomo Electric Industries      95,904
                                            ----------
                                             1,390,357
                                            ----------
              CONSUMER DISCRETIONARY--23.68%
     20,000   Bridgestone Corp. ...........    183,618
      9,000   Fuji Photo Film Co., Ltd. ...    326,365
      4,000   Honda Motor Co., Ltd. .......    156,655
      8,000   Matsushita Electric Industrial   150,853
      1,000   Nintendo Co., Ltd. ..........    163,567
      3,000   Nissan Motor1 ...............     19,352
      8,000   Pioneer Corp. ...............    207,509
     20,000   Sanyo Electric Co., Ltd. ....    126,451
      6,000   Sony Corp. ..................    432,594
     15,000   Suzuki Motor Corp. ..........    173,166
     10,000   Toyota Motor Corp. ..........    348,123
                                            ----------
                                             2,288,253
                                            ----------
              CONSUMER STAPLES--3.45%
     10,000   Kao Corp. ...................    250,000
      2,000   Seven-Eleven Japan ..........     83,618
                                            ----------
                                               333,618
                                            ----------
              FINANCIALS--6.03%
     40,000   Asahi Bank (The) Ltd. .......    124,573
      7,000   Nomura Securities Co., Ltd. .    137,671
      2,000   Orix Corp.1 .................    178,840
     20,000   Sanwa Bank Ltd. .............    141,468
                                            ----------
                                               582,552
                                            ----------
              HEALTH CARE--5.24%
      5,000   Fujisawa Pharmaceutical Co. .    127,986
     10,000   Olympus Optical Co., Ltd. ...    124,573
      3,000   Takeda Chemical Industries ..    142,065
      3,000   Yamanouchi Pharmaceutical ...    112,372
                                            ----------
                                               506,996
                                            ----------
              INFORMATION TECHNOLOGY--34.08%
      2,200   Advantest Corp. .............    252,474
      5,000   Anritsu Corp ................     80,631
      9,000   Canon, Inc. .................    293,345
     10,000   Fujitsu Ltd. ................    137,116
      2,000   Kyocera Corp. ...............    180,717
      1,900   Matsushita Communication
               Industrial .................    138,933
      1,000   Murata Manufacturing Co., Ltd.    83,020
     15,000   NEC Corp. ...................    244,326
          6   Net One Systems Co., Ltd.1 ..    142,321
         25   Nippon Telegraph & Telephone
               Corp. ......................    163,823
         15   NTT Docomo Inc. .............    259,812
     15,000   Ricoh Co., Ltd. .............    263,012
      1,000   Rohm Co., Ltd. ..............    162,116
     12,000   Star Micronics ..............    117,850
      3,000   Tohoku Pioneer Corp. ........    139,505
      4,000   Tokyo Electron Ltd. .........    268,601
      6,000   Tokyo Electric Power Co. ....    142,577
      2,500   Trend Micro Inc.1 ...........    223,975
                                            ----------
                                             3,294,154
                                            ----------
TOTAL COMMON STOCK
   (Cost $9,363,310) ......................  8,502,159
                                            ==========
TOTAL INVESTMENTS
   (Cost $9,363,309) ............... 87.97% $8,502,159

OTHER ASSETS IN EXCESS
   OF LIABILITIES .................. 12.03   1,162,789
                                     -----  ----------
NET ASSETS .........................100.00% $9,664,948
                                    ======  ==========--


--------------------------------------------------------------------------------
1 Non-income producing securities.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)




                                                          FEBRUARY 28, 2001
--------------------------------------------------------------------------------
ASSETS
   Investments, at value (cost of $9,363,309) .................. $ 8,502,159
   Cash ........................................................     892,642
   Receivable for investments sold .............................     686,849
   Dividend receivable .........................................       2,975
   Interest receivable .........................................       1,339
   Unrealized appreciation on forward foreign currency
    contracts .................................... ............       25,680
   Deferred organization costs .................................      22,003
                                                                 -----------
Total assets ...................................................  10,133,647
                                                                 -----------
LIABILITIES
   Investment management fees payable ..........................       6,854
   Payable for investments purchased ...........................     234,210
   Payable for shares of beneficial interest redeemed ..........     141,844
   Organization costs payable ..................................      22,923
   Custody and accounting fees payable .........................      28,186
   Administrative agent fees payable ...........................       8,626
   Other accrued expenses ......................................      26,056
                                                                 -----------
Total liabilities ..............................................     468,699
                                                                 -----------
NET ASSETS ..................................................... $ 9,664,948
                                                                 ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................. $10,500,489
   Net unrealized depreciation on investments and foreign
    currencies .................................................    (835,541)
                                                                 -----------
 NET ASSETS .................................................... $ 9,664,948
                                                                 ===========




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)



                                                   FOR THE SIX MONTHS ENDED
                                                          FEBRUARY 28, 2001
--------------------------------------------------------------------------------

 INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $4,112) .......... $    22,921
   Interest income ...............................................      25,354
                                                                   -----------
Total investment income ..........................................      48,275
                                                                   -----------
EXPENSES
   Custody and accounting fees ...................................      55,938
   Investment management fees ....................................      54,916
   Operations agent fees .........................................      54,440
   Professional fees .............................................      22,411
   Amortization of organization expense ..........................       6,019
   Directors fees ................................................       1,035
   Interest expense ..............................................          80
   Other expenses ................................................       5,606
                                                                   -----------
Total expenses ...................................................     200,445
                                                                   -----------
EXPENSES IN EXCESS OF INCOME ..................................... $  (152,170)
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
 CURRENCY TRANSACTIONS
   Net realized gain on:
     Investment transactions .....................................     191,961
     Foreign currency transactions ...............................     432,304
   Net change in unrealized appreciation/depreciation on
    investments and foreign currencies ...........................  (4,667,344)
                                                                   -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
 CURRENCIES ......................................................  (4,043,079)
                                                                   -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................... $(4,195,249)
                                                                   ===========




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE SIX                  FOR THE
                                                                   MONTHS ENDED              YEAR ENDED
                                                            FEBRUARY 28, 2001 1         AUGUST 31, 2000
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income .................................  $  (152,170)           $   (392,629)
                                                                   -----------            ------------
   Net realized gain on investment and
     foreign currency transactions ..............................      624,265               7,061,446
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .........................   (4,667,344)             (1,504,167)
                                                                   -----------            ------------
Net increase (decrease) in net assets from operations ...........   (4,195,249)              5,164,650
                                                                   -----------            ------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ...............................    6,313,580              42,980,409
   Value of capital withdrawn ...................................   (8,029,639)            (53,468,829)
                                                                   -----------            ------------
Net decrease in net assets from capital transactions ............   (1,716,059)            (10,488,420)
                                                                   -----------            ------------
TOTAL DECREASE IN NET ASSETS ....................................   (5,911,308)             (5,323,770)
NET ASSETS
   Beginning of period ..........................................   15,576,256              20,900,026
                                                                   -----------            ------------
   End of period ................................................  $ 9,664,948            $ 15,576,256
                                                                   ===========            ============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for each period indicated for Japanese Equity Portfolio.



                                                                                                  FOR THE PERIOD
                                               FOR THE SIX                                    OCTOBER 20, 1997 2
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .............................. $9,665          $15,576          $20,900                $1,649
   Ratios to average net assets:
     Expenses in excess of income ................  (2.36)%3         (1.74)%          (5.22)%              (14.46)%3
     Expenses after interest expense 4 ...........   3.10%3           2.18%            5.75%                15.44%3
     Expenses before interest expense ............   3.10%3           2.16%            5.72%                15.44%3
   Portfolio turnover rate .......................     75%             120%             133%                   95%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 For the periods ended August 31, 1998 and February 28, 2001, interest expense rounded to less than 0.01%.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Portfolios Trust (`Portfolios Trust') (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolios Trust is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of seven separate investment series (the `Portfolios'), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Japanese Equity Portfolio (the `Portfolio').

The investment manager (the `Advisor') of the Portfolio is Deutsche Fund Management, Inc. (`DFM') an indirect subsidiary of Deutsche Bank AG. The investment objective of the Fund is high capital appreciation. The Portfolio began operations on October 20, 1997.

The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

B. VALUATION OF SECURITIES
Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

Securities for which market quotations are not readily available or may be unreliable are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolios Trust. At February 28, 2001, there were no fair valued securities.

C. CASH
Deposits held at Investors Bank and Trust Company (`IBT'), the Portfolio's custodian, in a variable rate account are classified as cash. At February 28, 2001 the interest rate was 4.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

D. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified in the Statements of Operations.




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                                       22
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Japanese Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is treated as a partnership under the US Internal Revenue Code (the `Code'). Accordingly, it is expected that the Portfolio will not be subject to US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the Portfolio.

I. EXPENSES
Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolios Trust are allocated among the portfolios based on relative net asset value.

J. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

K. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios Trust has entered into an Investment Management Agreement (the `Management Agreement') with DFM (the `Advisor'). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH (`DWS') as investment sub-advisor (the `Sub-Advisor') to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 0.85% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from the Advisor. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services,





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                                       23
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Japanese Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually.

On September 1, 2000, the Portfolios Trust entered into an agreement with ICCC. Pursuant to that agreement, ICCC provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

Investors Bank and Trust Company (Canada) Ltd. (`IBT (Canada)') provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations and $40,000 in the third year.

For the six months ended February 28, 2001, affiliates of Deutsche Bank AG received $3,359 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended February 28, 2001, were $14,763,759 and $13,269,228, respectively.

For Federal income tax purposes, the tax basis of investments held at February 28, 2001, was $9,363,309. The aggregate gross unrealized appreciation for all investments at February 28, 2001, was $645,323 and the aggregate gross unrealized depreciation for all investments was $1,506,473.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolios Trust has established a revolving line of credit with Investors Bank and Trust Company (`IBT'). Borrowing under the line of credit may not exceed the lesser of $15,000,000 or 33% of the assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 28, 2001, the Portfolio periodically utilized the line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 6.04% and the maximum and average amounts of the loans outstanding during the borrowing period were $80,727 and $52,200, respectively. At February 28, 2001, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio Trust during the year were $854.





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                                       24

Japanese Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS
On February 28, 2001 the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                    Net Unrealized
                                                                                       Contract       Appreciation
Contracts to Deliver                  In Exchange For      Settlement Date          Value (US$)              (US$)
-------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Japanese Yen      600,000,000    US Dollar     $5,184,929       4/26/01              $5,159,249            $25,680
-------------------------------------------------------------------------------------------------------------------
                                                                   Total Unrealized Appreciation           $25,680


NOTE 6--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

NOTE 7--RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 8--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, in April 2001 Portfolios Trust expects to file documents with the State of New York to change its name to Deutsche Portfolios Trust.

Additionally, on March 27, 2001, the Board of Trustees of the Portfolio approved ICCC as the new investment manager for the Portfolio. Shareholders of the Portfolio had previously provided approval for this change. ICCC will replace DFM effective May 7, 2001. ICCC will provide the same services that DFM provided to the Portfolio, and will be entitled to receive the same compensation that DFM received.





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                                       25
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

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                 DEUTSCHE ASSET MANAGEMENT CLIENT SERVICE CENTER
                                 P.O. BOX 219210
                                 KANSAS CITY, MO 64121-9210
or call our toll-free number:    1-800-553-8080

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.




Japanese Equity Fund
Class A Shares                                                CUSIP #33832F408
Class B Shares                                                CUSIP #33832F507
Class C Shares                                                CUSIP #33832F747
                                                              JEFSA (4/01)

Distributed by:
ICC Distributors, Inc.